UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2011

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

Capital Advisors
growth fund

Annual Report

December 31, 2011

CAPITAL ADVISORS GROWTH FUND

January 15, 2012

Dear Shareholder,

In a volatile year for the global equity markets, the Capital Advisors Growth Fund delivered a modest gain of 1.44% in 2011, compared to gains of 2.11% and 2.64% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2011 in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2011

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	-3.13%	-3.92%	-3.69%
12-Months	1.44%	2.64%	2.11%
3-Years	11.26%	18.02%	14.11%
5-Years	1.89%	2.50%	-0.25%
10-Years	2.88%	2.60%	2.92%
Inception (12/31/1999)	-1.12%	-1.87%	0.55%

Net Expense Ratio: 1.27%^  Gross Expense Ratio 1.80%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until April 30, 2012 to ensure that the Net Annual Fund Operating Expenses (excluding AFFE, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

The Fund underperformed its benchmarks because of a higher than normal allocation to cash & cash equivalents throughout the calendar year.  The Fund’s performance did compare favorably to a loss of -2.90% for the Fund’s peer group, the Lipper Large-Cap Growth Funds Index.  We are not satisfied with last year’s results on an absolute basis.  Money grows way too slowly at

CAPITAL ADVISORS GROWTH FUND

1.44% per annum.  However, we are pleased that a combination of stock selection, risk management, and relative strength for large-cap growth stocks delivered a modest gain for the Fund at a time when several asset markets delivered losses for the year.

We are also gratified to have delivered last year’s results without triggering a capital gain distribution to shareholders.  By actively managing the Fund’s capital gains exposure during bear markets and corrections, we have minimized tax expenses for shareholders since the Fund’s inception on January 2000.  As of December 31, 2011, the Fund has a net tax loss carry-forward equal to 6.1% of the Fund’s year-end net asset value, which may be used to offset a portion of any capital gains the Fund might generate in 2012.

PERFORMANCE ATTRIBUTION

Individual stocks that contributed most to the Fund’s return last year include Visa (V: $100.73), Apple (AAPL: $422.40) and Range Resources (RRC: sold in 2011).  Visa and Apple remain among the Fund’s largest individual stock holdings as of January.  We categorize both of these stocks as “Accelerated Growers” because we believe they are in the phase of their business lifecycle when growth seems sustainable at an accelerated rate of three-to-five times the growth rate for the overall economy.

Range Resources is an example of our most aggressive stock categorization, which we call an “Emerging Franchise.”  These kinds of companies pioneer a new industry, or apply a disruptive business model to an existing industry.  Range Resources is a pioneer in modern horizontal drilling techniques to develop gas wells from shale deposits.  We are pleased with the return the Fund earned in the stock last year, but it was sold when the risk-reward profile became unattractive due to our expectation for an extended period of low prices for natural gas.

The Fund’s biggest disappointments last year were Citigroup (C: sold in 2011), Marvell Technology (MRVL: sold in 2011) and Corning (GLW: sold in 2011).  Citigroup stock suffered mostly from a de-rating of its entire peer group of global investment banks.  The timing of our purchase of Citigroup was poor in hindsight, but we still believe there is money to be made for patient investors in well-run banks.  Proceeds from the sale of Citigroup were immediately reinvested into Wells Fargo (WFC: $28.94), which is now the Fund’s second largest holding behind Apple.

Marvell Technology and Corning suffered company-specific challenges last year that contributed to the poor performance of these stocks.  Disappointments like these are inevitable in an uncertain market, but we try to learn something from each of our investment mistakes, and we hope to have taken something positive from these two experiences as well.

CAPITAL ADVISORS GROWTH FUND

OUTLOOK

The U.S. stock market looks attractive over the next 12-months, assuming there is not a financial crisis in the euro zone. Therein lies the challenge for investors – how do you invest when the future might include a binary range of outcomes?  For example, the recent price-to-earnings ratio (P/E) and dividend yield of the U.S. stock market looks quite compelling when alternative investment choices in the bond market seem unattractive due to historically low interest rates.  The primary quantitative metrics we track to measure the stock market climate are also reasonably upbeat as of January.  Yet stocks do not seem priced for a disorderly breakup of the euro zone.  What to do?

Our approach with the Fund includes three broad strategies.  First is to maintain a cash reserve.  The Fund held between 10% and 20% of its assets in cash throughout the past year out of respect for the possibility of a disorderly macro event of one kind or another.  We view cash as way to play defense and offense.  Holding cash is defensive in that it reduces volatility and downside risk for the Fund’s portfolio as a whole.  However, cash is also a source of potential upside for the Fund whenever volatility creates opportunities in individual stocks.  If the stock market delivers a fat pitch, the Fund needs cash to take advantage of it.

The second strategy for an uncertain world is to emphasize blue chip, dividend paying stocks like General Electric (GE: $18.81), Intel (INTC: $25.22), Johnson & Johnson (JNJ: $65.26), PepsiCo (PEP: $64.40) and Procter & Gamble (PG: $65.81).  Dominant global franchises like these may represent the best store of value among any asset class over the next several years, even if they experience some volatility along the way.  Dividend payments from these companies seem well covered, and we believe the yield is far better than the interest rates available in the U.S. Government Bond market.  More importantly, a well-managed global business can adjust to the kinds of macro conditions that pose risk for most asset markets.  If inflation becomes a problem in the developed world, these companies have pricing power to keep up with rising input costs.  If deflation is the issue, these companies can cut costs to maintain profit margins.  And if sluggish growth is the challenge, global businesses can take their activities to wherever the growth is better in the world.

The third strategy we are using in the Fund is to focus on companies that we believe can grow.  A growing business creates advantages for overcoming obstacles along the way.  Growth creates opportunities to invest in the newest and best innovations to support the business.  It helps to attract the most talented scientists, engineers and managers.  Growth allows better choices when a business needs to adjust its cost structure, or modify its business model.  In short, growth solves a lot of problems.

CAPITAL ADVISORS GROWTH FUND

With that as a setup, we believe the ongoing expansion of the mobile internet seems like a megatrend that can endure through any future path for the macro economy.  Once connected to the mobile internet through a smart phone, most people never want to go back.  These devices are becoming integral to the way people communicate and organize their lives.  Rapid growth seems sustainable until a much larger percentage of the global population is connected relative to the current penetration rate for these devices.  Beneficiaries of this megatrend in the Fund’s portfolio include Apple (AAPL: 419.89), Broadcom (BRCM: 32.00), Google (GOOG: $625.00), Nokia (NOK: $5.25), Qualcomm (QCOM: $56.49), and the service providers, AT&T (T: 30.03) and Vodafone (VOD: $26.90).

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2011 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Apple	3,200	305.69	405.00	5.4
Wells Fargo	42,300	26.82	27.56	4.9
Visa	11,040	76.60	101.53	4.7
Vodafone	39,700	26.02	28.03	4.6
PepsiCo	15,900	64.63	66.35	4.4
Johnson & Johnson	13,900	62.65	65.58	3.8
Abbott Labs	15,500	49.94	56.23	3.6
General Electric	48,300	16.39	17.91	3.6
BlackRock	4,830	162.65	178.24	3.6
Qualcomm	14,800	49.91	54.70	3.4

Of the 29 common stocks held by the Fund as of December 31, 2011, the 10 largest holdings represented 42.0% of total assets.  The Fund held 16.0% of its assets in interest bearing cash reserves as of December 31, 2011.

KEEPING AN EYE ON THE “MESSY BREAK-UP” SCENARIO AND “OTHER” RISKS

Throughout 2011 we maintained an expectation that ongoing financial and policy support from the European Central Bank (ECB), the European Union (EU) and the International Monetary Fund (IMF) seemed likely to prevent the euro zone debt crisis from slipping into a liquidity crisis.  A liquidity crisis stems from a freezing-up of short-term credit markets, which are the lifeblood of the financial system.  This can lead to a decline of credit availability, the potential collapse of large financial institutions, and the urgency to build liquidity that causes investors to sell assets at a discount into an illiquid market.

CAPITAL ADVISORS GROWTH FUND

The concern for investors is the domino effect a liquidity freeze can have on economies world-wide as global credit tightens, counter-party risk increases among banks, international trade declines, and economic growth falters.  The risk of this scenario is heightened when financial institutions are highly levered, as is the case today in Europe.  The largest banks in Europe are levered more than 30-to-1 today, which is actually higher than the leverage of America’s largest banks leading up to the last financial crisis in 2008.

In October, the European debt crisis engulfed Italy and Spain as yields of both countries’ sovereign debt soared and short-term liquidity markets throughout Europe tightened up.  These conditions may represent small steps toward a potential European financial crisis and the possibility of a disorderly break-up of the euro zone.  However, the ECB once again stepped in with unprecedented support in the form of an unlimited three-year lending facility for European banks, coordinated global central bank currency swap lines, and an expanded overnight lending facility for financial institutions with the ECB.  These measures seem to have successfully calmed the markets for now.

Unfortunately, handicapping the longer-term trajectory of the European debt crisis is complicated by the sheer amount of debt (close to $1 trillion in sovereign debt is scheduled to be rolled over or issued in 2012), lack of fiscal and political union (27 countries with vastly different economies, structures and intentions), and the projection of a likely recession in the euro zone in 2012.  While the most probable outcome may be a “muddle-through” scenario, we are watching for a number of events that might increase the odds of a less favorable outcome, including:

•Rising interest rates on sovereign debt throughout Europe, particularly Italy, Spain and France

•Failed government bond auctions (i.e. a government tries to issue new bonds, but fails to attract enough investors to complete the auction)

•Further sovereign credit rating downgrades by Standard & Poor’s, Moody’s, or Egan Jones

•Bank runs and/or bank failures

•Freezing-up of the interbank lending market

•Significant negative revisions to national budget projections or economic output throughout the euro zone

For investors who owned the Fund in 2008, our playbook would be similar should we see a material deterioration in the risk factors described above.  We would hope to de-risk the Fund’s portfolio by raising cash and increasing

CAPITAL ADVISORS GROWTH FUND

the Fund’s exposure to more conservative stocks in our “Stable Earner” category, while reducing positions in our most aggressive categorization – “Emerging Franchises.”

In addition to Europe, we will also be watching other potential risks in the coming year, including:

•Continued strife in the dysfunctional U.S. political system

•The path of recent deceleration among emerging market economies, most notably China

•Heightened uncertainty across the Middle East

Keep in mind, however, that all of the risks described here have been present over the last year, and asset markets have proven resilient in the face of these challenges, thus far.

IN SUMMARY…

We recognize that shareholders in the Capital Advisors Growth Fund have allocated part of their risk capital to the Fund.  Our job as managers of the Fund is not to eliminate risk, because our shareholders expect to participate in a risk-based asset class – equities – when they purchase the Fund.  We always frame our investment decisions with a long-term investment horizon, and we acknowledge that volatility and downside risk is unavoidable in the equity asset class.

That said, we strive to deliver less volatility, and lower downside risk relative to other large cap growth funds and indexes by incorporating a disciplined risk management process into the Fund’s overall stock selection process.  When the market climate seems favorable, as measured objectively by its valuation, trend and risk level (as indicated by credit spreads in the bond market), we tilt the Fund more aggressively with stocks in our “Accelerated Grower,” and “Emerging Franchise,” categories.  When the market climate deteriorates, we shift the portfolio in the opposite direction with more “Stable Earners” and higher cash reserves.

As of this writing the Fund’s portfolio might best be described as “moderately conservative.”  We believe the most likely scenario for the coming year will not include a disorderly breakup of the euro zone.  This belief – subject to change at any time, by the way – combined with constructive readings from our three quantitative risk measures, justifies exposure to several “aggressive” positions in the Fund, including growth stocks associated with the global rollout of the mobile internet; cyclical turnaround stocks like Ford (F: $12.01) and General Motors (GM: $24.26); and a timber company – Weyerhaeuser (WY: $20.26) – which stands to benefit from an eventual recovery in the housing market, whenever that happens.

CAPITAL ADVISORS GROWTH FUND

If 2012 is a good year in the stock market, we believe the Fund should have the potential to participate.

Yet we can’t emphasize enough that the euro zone debt crisis is a game-changer.  It creates a “fat tail” in the distribution of possible outcomes for the future that should not be ignored.  When the future includes a binary range of outcomes, with one of the two paths being very negative, we believe the prudent response is to reduce risk.

We plan to carry more cash and a greater-than-usual weighting in “Stable Earner” stocks until one of two conditions emerges:  1) A credible resolution of the euro zone debt crisis, or 2) Sufficiently depressed stock prices to justify becoming more aggressive with the Fund’s portfolio.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director,
President & CEO,	Capital Advisors, Inc.
Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper, Inc.

CAPITAL ADVISORS GROWTH FUND

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holdings information.

Mutual fund investing involves risk.  Principal loss is possible.  Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may also invest in mid-cap companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

Price to Earnings (P/E): The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return1
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	1.44%	1.89%	2.88%
S&P 500® Index	2.11%	-0.25%	2.92%
Russell 1000® Growth Index	2.64%	2.50%	2.60%

Performance data quoted represents past performance and is no guarantee of future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/11 – 12/31/11).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2011 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/11	12/31/11	7/1/11 – 12/31/11*
Actual	$1,000.00	$ 968.70	$6.20
Hypothetical (5% return	$1,000.00	$1,018.90	$6.36
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2011

Shares	COMMON STOCKS - 84.01%	Value
	Air Delivery & Freight Services - 2.02%
5,800	FedEx Corp.	$484,358

	Asset Management - 3.58%
4,830	BlackRock, Inc.	860,899

	Auto Manufacturers - Major - 4.75%
56,400	Ford Motor Co.*	606,864
26,400	General Motors Co.*	535,128
		1,141,992
	Auto Parts - 1.38%
10,600	Johnson Controls, Inc.	331,356

	Business Services - 4.66%
11,040	Visa, Inc. - Class A	1,120,891

	Catalog & Mail Order Houses - 1.33%
1,850	Amazon.com, Inc.*	320,235

	Conglomerates - 3.60%
48,300	General Electric Co.	865,053

	Drug Manufacturers - 7.42%
15,500	Abbott Laboratories	871,565
13,900	Johnson & Johnson	911,562
		1,783,127
	Independent Oil & Gas - 2.10%
17,500	Suncor Energy, Inc.#	504,525

	Industrial Electrical Equipment - 2.01%
25,600	ABB Ltd. - ADR*	482,048

	Industrial Metals & Minerals - 1.94%
6,600	BHP Billiton Ltd. - ADR	466,158

	Internet Information Provider - 2.93%
1,090	Google, Inc. - Class A*	704,031

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value
	Money Center Banks - 4.85%
42,300	Wells Fargo & Co.	$1,165,788

	Oil & Gas Drilling & Exploration - 1.61%
10,100	Transocean Ltd.#	387,739

	Oil & Gas Equipment & Services - 2.46%
8,700	National Oilwell Varco, Inc.	591,513

	Personal Computers - 5.39%
3,200	Apple, Inc.*	1,296,000

	Personal Products - 2.78%
10,000	Procter & Gamble Co.	667,100

	Processed & Packaged Goods - 4.39%
15,900	PepsiCo, Inc.	1,054,965

	REIT - Industrial - 2.53%
32,500	Weyerhaeuser Co.	606,775

	Restaurants - 2.23%
9,100	Yum! Brands, Inc.	536,991

	Semiconductor - Broad Line - 2.64%
26,200	Intel Corp.	635,350

	Semiconductor - Equipment & Materials - 2.14%
48,100	Applied Materials, Inc.	515,151

	Semiconductor - Integrated Circuits - 7.33%
13,800	Analog Devices, Inc.	493,764
15,600	Broadcom Corp. - Class A	458,016
14,800	Qualcomm, Inc.	809,560
		1,761,340

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2011, Continued

Shares		Value
	Telecommunication Services/Domestic - 7.94%
26,300	AT&T, Inc.	$795,312
39,700	Vodafone Group Plc - ADR	1,112,791
		1,908,103
	Total Common Stocks (Cost $19,474,675)	20,191,488

	SHORT-TERM INVESTMENTS - 15.99%
3,841,881	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $3,841,881)	3,841,881
	Total Investments in Securities
	(Cost $23,316,556) - 100.00%	24,033,369
	Liabilities in Excess of Other Assets - (0.00)%	(160)
	Net Assets - 100.00%	$24,033,209

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day yield as of December 31, 2011.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2011

ASSETS
Investments in securities, at value
(identified cost $23,316,556)	$24,033,369
Receivables
Dividends and interest	47,729
Prepaid expenses	12,967
Total assets	24,094,065
LIABILITIES
Payables
Due to advisor	4,590
Audit fees	17,199
Shareholder reporting	3,827
Transfer agent fees and expenses	5,279
Fund accounting fees	5,825
Distribution fees	5,038
Administration fees	13,481
Chief Compliance Officer fee	1,750
Custodian fees	895
Accrued other expenses	2,972
Total liabilities	60,856
NET ASSETS	$24,033,209

Net asset value, offering and redemption price per share
[$24,033,209 / 1,407,126 shares outstanding; unlimited
number of shares (par value $0.01) authorized]	$17.08
COMPONENTS OF NET ASSETS
Paid-in capital	$25,223,662
Accumulated net realized loss on investments	(1,907,266)
Net unrealized appreciation on investments	716,813
Net assets	$24,033,209

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2011

INVESTMENT INCOME
Income
Dividends	$438,253
Interest	317
Total income	438,570

Expenses
Advisory fees (Note 4)	174,482
Distribution fees (Note 5)	58,160
Administration fees (Note 4)	50,288
Fund accounting fees (Note 4)	23,774
Transfer agent fees and expenses (Note 4)	23,099
Registration fees	17,415
Audit fees	17,199
Legal fees	11,781
Chief Compliance Officer fee (Note 4)	7,002
Trustee fees	5,805
Shareholder reporting	5,387
Custody fees (Note 4)	4,732
Insurance	3,338
Miscellaneous fees	2,757
Total expenses	405,219
Less: advisory fee waiver (Note 4)	(114,417)
Net expenses	290,802
Net investment income	147,768

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss from investments	(114,124)
Net change in unrealized appreciation on investments	322,568
Net realized and unrealized gain on investments	208,444
Net Increase in Net Assets
Resulting from Operations	$356,212

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$147,768	$216,581
Net realized gain/(loss)
from investments	(114,124)	3,706,584
Net change in unrealized
appreciation/(depreciation)
on investments	322,568	(1,538,168)
Net increase in net assets
resulting from operations	356,212	2,384,997

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(154,381)	(210,070)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding
shares (a)	1,434,625	158,462
Total increase in net assets	1,636,456	2,333,389

NET ASSETS
Beginning of year	22,396,753	20,063,364
End of year	$24,033,209	$22,396,753
Includes undistributed net
investment income of	$—	$6,525

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	237,464	$4,069,244	299,803	$4,711,150
Shares issued in
reinvestment of
distributions	9,155	151,422	12,155	206,141
Shares redeemed	(160,737)	(2,786,041)	(298,603)	(4,758,829)
Net increase	85,882	$1,434,625	13,355	$158,462

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2011	2010	2009		2008		2007
Net asset value,
beginning of year	$16.95	$15.34	$12.68		$17.96		$15.90
Income from
investment operations:
Net investment
income/(loss)	0.11	0.16	0.09	(1)	0.01	(1)	(0.03)
Net realized and
unrealized gain/(loss)
on investments	0.13	1.61	2.65		(5.28)		2.09
Total from
investment operations	0.24	1.77	2.74		(5.27)		2.06

Less distributions:
From net
investment income	(0.11)	(0.16)	(0.08)		(0.01)		—
Total distributions	(0.11)	(0.16)	(0.08)		(0.01)		—
Redemption fees retained	—	—	0.00	(1)(2)	0.00	(1)(2)	—
Net asset value,
end of year	$17.08	$16.95	$15.34		$12.68		$17.96

Total return	1.44%	11.54%	21.64%		-29.35%		12.96%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$24,033	$22,397	$20,063		$12,232		$15,428
Ratio of expenses to
average net assets:
Before expense waiver	1.74%	1.78%	1.92%		2.11%		1.89%
After expense waiver	1.25%	1.25%	1.32	%(3)	1.50%		1.50%
Ratio of net investment
income/(loss) to average
net assets:
Before expense waiver	0.14%	0.52%	0.09%		(0.52%)		(0.54%)
After expense waiver	0.63%	1.05%	0.69%		0.09%		(0.15%)
Portfolio turnover rate	67.31%	130.84%	78.54%		83.95%		78.78%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2011

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 – 2010, or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2011, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2011, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net	Accumulated Net
Investment Income/(Loss)	Realized Gain/(Loss)	Paid-in Capital
$88	$(15)	$(73)

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2011, Continued

NOTE 3 - SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities:  The Fund’s investments are carried at fair value.  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2011, Continued

funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund, or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded, that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds’ Board of Trustees.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$1,949,935	$—	$—	$1,949,935
Conglomerates	865,053	—	—	865,053
Consumer Goods	3,195,413	—	—	3,195,413
Financial	2,633,462	—	—	2,633,462
Healthcare	1,783,127	—	—	1,783,127
Industrial Goods	482,048	—	—	482,048
Services	2,462,475	—	—	2,462,475
Technology	6,819,975	—	—	6,819,975
Total Common Stocks	20,191,488	—	—	20,191,488
Short-Term Investments	3,841,881	—	—	3,841,881
Total Investments in Securities	$24,033,369	$—	$—	$24,033,369

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2011, Continued

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at December 31, 2011, the end of the reporting period.  The Fund recognized no transfers to/from Level 1 or Level 2.  There were no Level 3 securities held in the Fund during the year ended December 31, 2011.

New Accounting Pronouncement:  On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2011, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2011, Continued

monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended December 31, 2011, the Fund incurred $174,482 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended December 31, 2011, the Advisor reduced its fees in the amount of $114,417; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $313,729 at December 31, 2011. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2012	$90,232
2013	109,080
2014	114,417
$313,729

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the year ended December 31, 2011, the Fund incurred $50,288 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2011, Continued

USBFS, serves as the Fund’s custodian.  For the year ended December 31, 2011, the Fund incurred $23,774, $12,063, and $4,732 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended December 31, 2011, the Fund was allocated $7,002 of the Chief Compliance Officer fee.

NOTE 5 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2011, the Fund paid the Distribution Coordinator $58,160.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $14,010,561 and $15,555,484, respectively.

NOTE 7 - INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	December 31, 2011	December 31, 2010
Ordinary income	$154,381	$210,070

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2011, Continued

As of December 31, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$23,316,556
Gross tax unrealized appreciation	1,639,947
Gross tax unrealized depreciation	(923,134)
Net tax unrealized appreciation	716,813
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(1,907,266)
Total accumulated earnings/(losses)	$(1,190,453)

At December 31, 2011, the Fund had a capital loss carryforward of $1,480,164 which expires as follows:

Year	Amount
2016	$146,522
2017	1,333,642
$1,480,164

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund deferred, on a tax basis, post-October losses of $427,102.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Capital Advisors Growth Fund

We have audited the accompanying statement of assets and liabilities of the Capital Advisors Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2012

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2011 (Unaudited)

For the year ended December 31, 2011, the Capital Advisors Growth Fund designated $154,381 as ordinary income for purposes of the dividends paid deduction.

For the year ended December 31, 2011, certain dividends paid by the Capital Advisors Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the Capital Advisors Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2011 was 98.63%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen by	Held During
and Age	Trust	Served	Five Years	Trustee(2)	Past Five Years
Independent Trustees(1)
Sallie P. Diederich	Trustee	Indefinite	Independent	1	Trustee,
(age 61)		term since	Mutual Fund		Advisors
615 E. Michigan Street		January	Consultant, (1995		Series Trust
Milwaukee, WI 53202		2011.	to present);		(for series not
			Corporate Controller,		affiliated with
			Transamerica Fund		the Fund).
Management Company
(1994 to 1995); Senior
Vice President, Putnam
Investments (1992 to
1993); Vice President
and Controller,
American Capital
Mutual Funds
(1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee,
(age 75)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former Executive		Series Trust
Milwaukee, WI 53202		1997.	Vice President and		(for series not
			Chief Operating		affiliated with
			Officer of ICI Mutual		the Fund);
			Insurance Company		Trustee, The
			(until January 1997).		Forward
Funds (37
portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 77)		term since	President, Hotchkis		Advisors
615 E. Michigan Street		May	and Wiley Funds		Series Trust
Milwaukee, WI 53202		2002.	(mutual funds)		(for series not
			(1985 to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen by	Held During
and Age	Trust	Served	Five Years	Trustee(2)	Past Five Years
Independent Trustees(1)
George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 72)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Fund).
Interested Trustee
Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 64)	Trustee	term since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC		Series Trust
Milwaukee, WI 53202		2008.	(May 1991 to present).		(for series not
affiliated with
the Fund).

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Officers
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 64)	and Chief	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 44)	and	term since	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	June	LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	2003.
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 50)	and	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	December	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund
(age 54)	President,	term since	Services, LLC (February 2008 to present);
615 E. Michigan Street	Chief	September	General Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	2009.	(September 1995 to February 2008).
Officer and
AML Officer

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 46)		term since	Bancorp Fund Services, LLC (May 2006 to
615 E. Michigan Street		June	present); Senior Counsel, Wells Fargo Funds
Milwaukee, WI 53202		2007.	Management, LLC (May 2005 to May 2006);
Senior Counsel, Strong Financial
Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 6-8, 2011, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Capital Advisors Growth Fund with the Advisor for another annual term.  At this meeting, and at a prior meeting held on October 26-27, 2011, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2011 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the three-month, year-to-date, three-year, five-year and ten-year periods, and below its peer group median and Lipper Index for the one-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-month, year-to-date, three-year, five-year and ten-year periods, and below its peer group median and average for the one-year period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found any differences to be reasonable.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor, all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate account clients invested in the Fund.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was below its peer group average, but above its peer group median, and the contractual advisory fee was above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund was below both the median and average of this segment of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were similar to the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees and the ability to use the Fund as a vehicle for its separate account business.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Capital Advisors Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Capital Advisors Growth Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma  74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-866-205-0523

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York  10022-3205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$14,300	$13,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/7/12

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   3/7/12

* Print the name and title of each signing officer under his or her signature.